Fees Summary	Dec. 23, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	2,901,364.88
Total Transaction Valuation	21,009,159,147.76
Total Offset Amount	0.00
Net Fee	$ 2,901,364.88